Exhibit 99

COLGATE-PALMOLIVE COMPANY
2019 PERFORMANCE STOCK UNIT AWARD AGREEMENT

THIS AWARD AGREEMENT (this “Agreement”), effective as of the date indicated on the Notice of Grant delivered herewith (the “Notice of Grant”), is made and entered into by and between Colgate Palmolive Company, a Delaware corporation (the “Company”), and the individual named on the Notice of Grant (“you”).

WITNESSETH:

WHEREAS, the Colgate Palmolive Company 2013 Incentive Compensation Plan (the “Plan”) provides for the grant of performance-based Restricted Stock Units, which are referred to in this Agreement as “PBRSUs;” and

WHEREAS, the Committee has awarded to you the PBRSUs described in the Notice of Grant, subject to the terms and conditions of this Agreement and the Plan.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements herein contained, and as an inducement to you to continue as an employee of the Company (or its Affiliates), you and the Company hereby agree as follows:

Capitalized terms used and not otherwise defined in this Agreement shall have the meanings set forth in the Plan.

1. Grant of Award. The Award consists of that number of PBRSUs that has been approved for the Award to you by the Committee as the target number of PBRSUs, as set forth in the Notice of Grant (“Target PBRSUs”). Each PBRSU is equivalent to one Share. Your rights to the PBRSUs are subject to this Agreement and the Plan (which is incorporated herein by reference with the same effect as if set forth herein in full) in addition to such other terms and conditions, if any, as may be imposed by law.

2. Vesting of Award.

(a) Vesting Upon Performance and Continued Service. The number of PBRSUs earned and vested with respect to the Performance Period (as defined in Exhibit A) shall be determined based on the extent to which the performance criteria set forth in Exhibit A hereto (the “Performance Criteria”) are attained. Except as otherwise provided in Section 2(b) and Section 2(c) below, if (i) the Committee certifies in writing the extent to which the applicable Performance Criteria in the Performance Period are attained and (ii) you remain continuously employed by the Company or an Affiliate through the date on which the Committee certifies such performance (the “Certification Date”), you will become vested in the number of PBRSUs earned pursuant to Exhibit A as of the Certification Date.

(b) Termination of Employment due to Death, Disability or Retirement. Unless otherwise determined by the Committee, if (i) you are employed with the Company or an Affiliate for at least six months of the Performance Period and (ii) (A) you begin to receive benefits under the Company’s long-term disability plan, (B) you terminate your employment with the Company or an Affiliate due to Retirement or (C) your employment with the Company or an Affiliate terminates due to your death, in each case on or before the Certification Date, the remaining portion of the Performance Period shall continue through its last day, and you shall become vested as of the Certification Date in a pro-rata portion of the PBRSUs equal to the product obtained by multiplying (x) the total number of PBRSUs earned with respect to the Performance Period based on actual performance during the Performance Period as determined in accordance with Exhibit A by (y) a fraction, the numerator of which is the total number of days in the Performance Period during which you are employed by the Company or an Affiliate (or, in the case of (A) above, the number of days during the Performance Period before you began receiving benefits under the Company’s long-term disability plan) and the denominator of which is the total number of days during the Performance Period.

(c) Vesting Upon a Change in Control. The treatment of your PBRSUs in the event of a Change in Control shall be governed by Section 11 of the Plan.

(d) Forfeiture of Unvested PBRSUs. Except as provided in Section 2(b) or Section 2(c) above, or as otherwise determined by the Committee, if your employment with the Company or an Affiliate terminates for any reason during the Performance Period or the period after the Performance Period and before the Certification Date, any PBRSUs will be forfeited and canceled as of the date of such termination of employment.

(e) Repayment. You agree and acknowledge that this Agreement is subject to any policies that the Committee may adopt from time to time with respect to the repayment to the Company of any benefit received hereunder, including “clawback” policies.

3. Distribution of Shares.

(a) Distribution Upon Vesting. The Company will distribute to you (or to your estate in the event of your death) the Shares represented by the PBRSUs that are earned and vested in accordance with Section 2 and Exhibit A as soon as administratively practicable, but no later than the earlier of (i) 60 days after the Certification Date, and (ii) March 15, 2022.

(b) Forfeiture of Shares; Termination for Cause. Notwithstanding any provision of this Agreement or the Plan to the contrary, if (i) your employment with the Company or an Affiliate is terminated for Cause, or (ii) your employment with the Company or an Affiliate is terminated for any reason, voluntarily or involuntarily, and before the Certification Date it is discovered that you engaged in conduct that would have justified termination for Cause, your rights in your unvested PBRSUs will be immediately forfeited and canceled as of such termination date.

(c) Compliance With Law. The Plan, the granting and vesting of the PBRSUs, and any obligations of the Company under the Plan, shall be subject to all applicable federal, state and foreign country laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required, and to any rules or regulations of any exchange on which the Shares are listed. The International Appendix hereto describes additional terms and conditions applicable to the PBRSUs in certain foreign countries. The Company, in its

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discretion, may postpone the vesting of the PBRSUs, the issuance or delivery of Shares under this Award or any other action permitted under the Plan to permit the Company, with reasonable diligence, to complete such stock exchange listing or registration or qualification of such Shares or other required action under any federal, state or foreign country law, rule or regulation and may require you to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules and regulations. The Company shall not be obligated by virtue of any provision of the Plan to recognize the vesting of the PBRSUs or to otherwise sell or issue Shares in violation of any such laws, rules or regulations. Neither the Company nor its directors or officers shall have any obligation or liability to you caused by any postponement of the vesting or settlement of the PBRSUs (or Shares issuable thereunder).

4. No Stockholder Rights. Except as set forth in the Plan, neither you nor any person claiming under or through you shall be, or have any of the rights or privileges of, a stockholder of the Company (e.g., you have no right to vote or receive dividends) in respect of the Shares issuable pursuant to this Award unless and until your Shares shall have been issued.

5. Tax Withholding. No later than the date as of which an amount first becomes includible in your gross income for federal, state, local or foreign tax purposes with respect to this Award, you shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Common Stock, including Common Stock that is part of this Award that gives rise to the withholding requirement, having a Fair Market Value on the date of withholding equal to the amount required to be withheld for tax purposes, all in accordance with any such procedures as the Committee may establish. The obligations of the Company under this Agreement shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to you. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

6. PBRSUs Not Transferable. The PBRSUs granted herein are not transferable except in accordance with the provisions of the Plan.

7. Plan Incorporated. You accept the PBRSUs hereby granted subject to all the provisions of the Plan, which are incorporated into this Agreement, including the provisions that authorize the Committee to administer and interpret the Plan and which provide that the Committee’s decisions, determinations and interpretations with respect to the Plan are final and conclusive on all persons affected thereby. In the event of a conflict between this Agreement and the Plan, the Plan shall prevail.

8. Miscellaneous.

(a) No Guaranteed Employment. Nothing contained in this Agreement shall affect the right of the Company or an Affiliate to terminate your employment at any time, with or

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without Cause, or shall be deemed to create any rights to employment on your part. The rights and obligations arising under this Agreement are not intended to and do not affect the employment relationship that otherwise exists between the Company or an Affiliate and you, whether such employment relationship is at will or defined by an employment contract. Moreover, this Agreement is not intended to and does not amend any existing employment contract between the Company and you. To the extent there is a conflict between this Agreement and such an employment contract as it relates to the PBRSUs awarded hereunder, the terms of this Agreement shall govern and take priority.

(b) Notices. Any notice to be given to the Company under the terms of this Agreement shall be addressed to the Secretary at the Company’s principal executive offices, and any notice to be given to you shall be addressed to you at the address on file with the Company and/or the Company’s plan administrator, Merrill, Lynch, Pierce, Fenner & Smith Incorporated (“Merrill”). Either the Company or you may designate a different address by written notice to the other. Written notice to said addresses shall be effective to bind the Company, you and your representatives and beneficiaries.

(c) Binding Agreement. Subject to the limitations in this Agreement on the transferability by you of the Award granted herein, this Agreement shall be binding upon and inure to the benefit of the representatives, executors, successors or beneficiaries of the parties hereto.

(d) Governing Law; Jurisdiction. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware and the United States, as applicable, without reference to the conflict of laws provisions thereof. Any disputes involving this Award Agreement or the related Restricted Stock Unit Award will be heard and determined before the Delaware Court of Chancery or if not maintainable therein, then before an appropriate federal or state court located in Delaware, and you and the Company each agree to submit yourself and your respective property to the non-exclusive jurisdiction of the foregoing courts with respect to such disputes, in each case, as permitted.

(e) Severability. If any provision of this Agreement is declared or found to be illegal, unenforceable or void, in whole or in part, then the parties shall be relieved of all obligations arising under such provision, but only to the extent that it is illegal, unenforceable or void, it being the intent and agreement of the parties that this Agreement shall be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent or, if that is not possible, by substituting therefor another provision that is legal and enforceable and achieves the same objectives.

(f) Interpretation. All section titles and captions in this Agreement are for convenience only, shall not be deemed part of this Agreement, and in no way shall define, limit, extend or describe the scope or intent of any provisions of this Agreement.

(g) Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

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(h) No Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

(i) Section 409A of the Code. This Agreement is intended to comply with the requirements of Section 409A of the Code or an exemption or exclusion therefrom and, with respect to amounts that are subject to Section 409A of the Code, it is intended that this Agreement be administered in all respects in accordance with Section 409A of the Code. In no event may you, directly or indirectly, designate the calendar year of any payment to be made under this Agreement that constitutes non-qualified deferred compensation subject to Section 409A of the Code.

(j) Data Privacy. You understand that the Company and the Company subsidiary for which you work may hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, any Shares or directorships held in the Company, details of all PBRSUs. By accepting the PBRSUs, you explicitly and unambiguously consent to the collection, use, transfer, holding, storage and disclosure in electronic or other form, of your personal data as described in this Agreement and any other Award grant materials (“Data”) by and among, as applicable, the Company, its subsidiaries and Affiliates (collectively referred to in this Data Privacy section as the “Company”) and certain third party service providers including, but not limited to, Plan brokers, financial advisers and legal counsel, engaged by the Company (collectively, the “Providers”) for the purpose of implementing, administering and managing the Plan and complying with applicable laws, regulations and legislation. You understand that the Data which may be collected, used, transferred, held, stored or disclosed by the Company and the Providers consists of certain Data about you, including, but not limited to, your name, home address, telephone number, date of birth, social insurance number or other government identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all PBRSUs or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor. The Data may also include information relating to your health (for example, where your employment terminates due to death or Disability). You further understand that such collection, use, transfer, holding, storage or disclosure of the Data may be necessary for the purpose of implementing, administering and managing the Plan and complying with applicable laws, regulations and legislation. You understand that the Company or the Providers may be located in the United States or elsewhere, and that the laws of the country in which the Company and the Providers collect, use, transfer, hold, store or disclose the Data may have different legal protections for the Data than your country. However, regardless of the location of the Data, the Company protects the Data through reasonable physical, technical and administrative safeguards and requires that the Providers also have such safeguards in place. You understand that you may, at any time, request a copy of your Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting your local human resources representative in writing. You understand that refusing or withdrawing your consent may affect your ability to participate in the Plan as more fully described below. You understand that you are providing the consent herein on a purely voluntary basis. If you do not consent, or if you later seek to revoke your consent, your

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employment status or service and career with your employer will not be adversely affected; the only adverse consequence of refusing or withdrawing your consent is that the Company would not be able to grant PBRSUs or other equity awards or administer or maintain such awards. Therefore, you understand that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, you understand that you may contact your local human resources representative.

(k) Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

COLGATE-PALMOLIVE COMPANY

Authorized Signature

Using the Merrill BenefitsOnline system or other available means, you must accept the above PBRSUs in accordance with and subject to the terms and conditions of this Agreement and the Plan, acknowledge that you have read this Agreement and the Plan, and agree to be bound by this Agreement, the Plan and the actions of the Committee. If you do not do so prior to the Certification Date, then the Company may declare the Award null and void at any time.

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Exhibit A

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